                                                                Exhibit 99.2
                                                                ------------

                        [CTA Public Relations logo]


CONTACT:            Mr. Michel P. Salbaing
                    Senior Vice President and Chief Financial Officer MAIL-WELL, INC.
                    (303) 790-8023

                    Greg Powell, General Manager and Sr. Vice President Bevo Beaven, Vice President
                    CTA PUBLIC RELATIONS
                    (303) 665-4200

For Immediate Release, July 18, 2002


      MAIL-WELL ANNOUNCES SECOND QUARTER 2002 RESULTS IN LINE WITH THE
                        ANNOUNCEMENT OF JULY 9, 2002

ENGLEWOOD, COLO. (JULY 18, 2002) -- Mail-Well, Inc., (NYSE: MWL) announced today its results for the quarter and six months ended June 30, 2002. Consistent with the July 9th announcement, pro forma results from continuing operations before restructuring and other non-recurring charges were a loss of $3.1 million, or $0.07 per share, on sales of $421 million during the second quarter and a loss of $0.7 million, or $0.02 per share, on $864 million of sales for the six months ended June 30, 2002, compared to earnings of $4.8 million, or $0.10 per share, on sales of $472 million for the same quarter the previous year, and $10.1 million, or $0.21 per share, on $960 million of sales in the first six months of last year. The continuing operations now include the results of PrintXcel as the Special Committee of the Board has agreed with management's recommendation to keep that operation as part of Mail-Well. The corresponding pro forma results before restructuring and other non-recurring charges for "New Mail-Well", including PrintXcel but excluding the results of assets held for sale, were a loss of $4.5 million or $0.10 per share on sales of $395 million during the second quarter and a loss of $4.2 million or $0.09 per share on $817 million of sales for the six months ended June 30, 2002, compared to earnings of $2.3 million or $0.05 per share on sales of $451 million for the same quarter the previous year, and $5.4 million or $0.11 per share on $921 million of sales in the first six months of last year.

As part of Mail-Well's previously announced consolidation of certain Envelope plants and other restructuring programs, a charge of $9.3 million was recorded during the quarter, bringing the total to $23.8 million for the first half of the year. During the quarter the Company also recorded an impairment charge of $2.8 million on certain of the non-strategic assets held for sale. This charge was based on the proceeds currently anticipated from the sale of these assets which are

                                  - more -
expected to occur in the third quarter. Also during the quarter, the loss from discontinued operations was increased slightly due to the completion of the sale of the label business and final settlements on the sale of Curtis 1000. Since PrintXcel was withdrawn from the market, the assets and liabilities of this business have been added back to the balance sheet at fair market value. This required the recognition of an additional $10.4 million loss primarily related to the reversal of a tax asset recorded in anticipation of PrintXcel's sale. Mail-Well completed the refinancing of its bank debt by securing a new $300 million senior secured credit facility. Part of the availability of this new credit facility was used to pay off existing bank debt. As a result of this refinancing, the Company wrote-off deferred financing fees as an extraordinary loss of $5.4 million, net of income taxes. As a result of the foregoing, the Company's net loss was $34.3 million for the quarter, or $0.72 per share, compared to a net loss of $92.5 million, or $1.95 per share, during the second quarter of 2001. On a year to date basis, the Company's net loss was $56.0 million, or $1.17 per share, compared to a net loss of $88.9 million, or $1.87 per share for the comparable period of 2001.

Paul Reilly, Chairman, President and CEO, stated, "During the quarter we have seen continuing declines in our three businesses. In both Envelope and PrintXcel, we have been able to maintain or increase our margins through cost controls and efficiency improvements despite lower sales. However, this has not been possible in our Commercial Printing business which continues to experience very weak demand and competitive pricing pressures. Our full year forecast for EBITDA is expected to be in a range of $125 to $140 million for our three businesses, which will constitute "New Mail-Well" going forward. The low end of this range assumes that the expected seasonal upturn in Envelope sales in the second half of the year will not occur, while the top end of the range assumes a 6% increase in Envelope sales above the normal seasonality typical of the third and fourth quarters. This also assumes that sales for Commercial Printing and PrintXcel will be at the same levels as the second quarter adjusted only for seasonality throughout the second half of the year."

Reilly continued, "During the first half of the year, we announced the sale of Curtis 1000 and our Label business. We have letters of intent on the remaining non-strategic operations we have for sale and expect to complete these sales during the third quarter. With this phase of our strategic realignment coming to a close, the issuance of $350 million of senior bonds in the first quarter and the refinancing of our banking debt in the second quarter, Mail-Well is on a sound financial base to operate within these tough economic conditions. We have the funds necessary to retire our 5% subordinated notes when they come due in November 2002 and face no further significant maturities on any of our debt before 2005."

Mail-Well will hold a conference call today, Thursday, July 18th at 1:00 pm Eastern Time (11:00a.m. Mountain Time). To participate in the Mail-Well conference call, please dial in to 800-262-1292 or 719-457-2680 and provide confirmation code #764986. Please call 5-7 minutes before the call is to begin. The conference call will also be available via webcast. To listen to the webcast, go to www.mail-well.com or www.streetevents.com or
                   -----------------    --------------------
www.companyboardroom.com.
------------------------

If you are unable to join the Mail-Well conference call, you may access a replay of the call starting Thursday, July 18, 2002 at 2:00 pm Mountain Time until 11:00 pm Mountain Time, Thursday,

                                  - more -

July 25, 2002. To access the replay, please dial 888-203-1112 or 719-457-0820 and reference the confirmation code #764986.

Mail-Well (NYSE: MWL), until 2001, had specialized in four growing multibillion-dollar market segments in the highly fragmented printing industry: commercial printing, envelopes, labels and printed office products. Mail-Well currently has approximately 12,000 employees and more than 90 printing facilities and numerous sales offices throughout North America. The previously announced strategic plan will result in the company concentrating on its Envelope, Commercial Print and PrintXcel segments, where it already holds leading positions. The other segments have been exited. The company is headquartered in Englewood, Colorado.

AS A PARTICIPANT IN THE CONFERENCE CALL, PLEASE NOTE THE FOLLOWING:
In the prepared remarks, as well as in response to your questions, management may make forward-looking statements. It should be understood that all such statements are subject to various uncertainties and risks that could affect their outcome. Factors which could cause or contribute to such differences include, but are not limited to, the ability to execute strategic initiatives including selling certain assets at favorable prices, economic conditions, product demand and sales, ability to obtain assumed productivity and cost savings, interest rates, foreign currency exchange rates, paper and raw material costs and the ability to pass them through to customers, waste paper prices, postage rates, union relations, competition and competitors' actions, availability of financing, and changes in the direct mail industry. Please refer to the company's 10-K, 10-Qs and other SEC filings for a more detailed discussion of the risks. None of management's statements in the conference call will constitute an offer to sell or a solicitation of an offer to buy Mail-Well securities.

This press release may make forward-looking statements, which are subject to various uncertainties and risks that could affect their outcome. Factors, which could cause or contribute to differences include, but are not limited to, the ability to execute strategic initiatives including the timely sale of certain assets at favorable prices, economic conditions, product demand and sales, ability to obtain assumed productivity and cost savings, interest rates, foreign currency exchange rates, paper and raw material costs and the ability to pass them through to customers, waste paper prices, postage rates, union relations, competition and competitors' actions, and changes in the direct mail industry. Please refer to the company's 10-K, 10-Qs and other SEC filings for a more detailed discussion of the risks. This press release does not constitute an offer to sell or solicitation of an offer to buy Mail-Well securities.



   NOTE: News Releases and other information on Mail-Well can be accessed at www.mail-well.com
                               -----------------


                                    # # #

                                             MAIL-WELL, INC.
                                       CONSOLIDATED BALANCE SHEETS
                                              (IN MILLIONS)

                                                                  JUNE 30, 2002         DECEMBER 31, 2001
                                                                  -------------         -----------------
Cash                                                              $     147.7             $       0.9
Trade receivables, net                                                  201.1                   230.8
Inventories, net                                                        111.2                   110.8
Net assets of discontinued operations                                       -                   129.5
Net assets held for sale                                                 56.4                    52.4
Other current assets                                                     85.2                    71.1
                                                                  ------------------------------------
  Total current assets                                                  601.6                   595.5
                                                                  ------------------------------------

Property, plant & equipment, net                                        401.1                   422.3
Goodwill & other intangibles, net                                       413.9                   411.4
Other assets, net                                                        37.0                    46.3
                                                                  ------------------------------------
  Total                                                           $   1,453.6             $   1,475.5
                                                                  ====================================

Current portion of long-term debt                                       144.4                   303.2
Other current liabilities                                               253.2                   273.3
                                                                  ------------------------------------
Current liabilities                                                     397.6                   576.5
                                                                  ------------------------------------

Long-term debt                                                          794.9                   552.0
Deferred income taxes                                                    52.8                    88.4
Other long-term liabilities                                              17.2                    16.7

Shareholders' equity                                                    191.1                   241.9
                                                                  ------------------------------------
  Total                                                           $   1,453.6             $   1,475.5
                                                                  ====================================

                                                   MAIL-WELL, INC.
                                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                      THREE AND SIX MONTHS ENDED JUNE 30, 2002
                                      (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                             THREE-MONTHS ENDED JUNE 30,    SIX-MONTHS ENDED JUNE 30,
                                                             ---------------------------    -------------------------
                                                                 2002           2001           2002           2001
                                                                 ----           ----           ----           ----

Net sales                                                     $    421.0     $    471.6     $    864.4     $    960.3

Gross profit                                                        78.8          100.9          166.9          204.3
    Selling, administrative and other                               69.0           70.2          137.3          142.8
    Amortization                                                     0.5            4.3            1.0            8.5
    Impairment of assets held for sale                               2.8            8.8            2.8            8.8
    Impairment to reflect write-down to fair value                  10.4              -           10.4              -
    Restructuring and other charges                                  9.3           18.2           23.8           18.8
                                                              -----------    -----------    -----------    -----------
Operating income (loss)                                            (13.2)          (0.6)          (8.4)          25.4
    Interest and other expense                                      19.0           18.2           34.2           36.0
                                                              -----------    -----------    -----------    -----------
Loss from continuing operations before income taxes                (32.2)         (18.8)         (42.6)         (10.6)
    Income tax benefit                                              (3.4)          (3.5)          (4.9)          (1.1)
                                                              -----------    -----------    -----------    -----------
Loss from continuing operations                                    (28.8)         (15.3)         (37.7)          (9.5)
Loss from discontinued operations, net of tax                       (0.1)         (77.2)          (8.2)         (79.4)
                                                              -----------    -----------    -----------    -----------
Loss before extraordinary item, net of tax                         (28.9)         (92.5)         (45.9)         (88.9)
    Extraordinary items                                             (5.4)             -          (10.1)             -
                                                              -----------    -----------    -----------    -----------
Net loss                                                      $    (34.3)    $    (92.5)    $    (56.0)    $    (88.9)
                                                              ===========    ===========    ===========    ===========

ADDITIONAL INFORMATION:

Weighted average shares - basic and diluted                         47.7           47.5           47.7           47.5

Loss per basic share from continuing operations               $    (0.60)    $    (0.32)    $    (0.79)    $    (0.20)
Loss per basic share from discontinued operations                  (0.00)         (1.63)         (0.17)         (1.67)
Loss per basic share from extraordinary item                       (0.12)             -          (0.21)             -
                                                              -----------    -----------    -----------    -----------
    Loss per share - basic and diluted                        $    (0.72)    $    (1.95)    $    (1.17)    $    (1.87)
                                                              ===========    ===========    ===========    ===========

                                                    MAIL-WELL, INC.
                                                  SEGMENT INFORMATION
                                       THREE AND SIX MONTHS ENDED JUNE 30, 2002
                                                     (IN MILLIONS)


                                                             THREE-MONTHS ENDED JUNE 30,    SIX-MONTHS ENDED JUNE 30,
                                                             ---------------------------    -------------------------
                                                                 2002           2001           2002           2001
                                                                 ----           ----           ----           ----

Net sales
  Commercial Printing                                         $    173.7     $    206.7     $    364.5     $    418.7
  Envelope                                                         195.2          210.8          396.1          432.4
  PrintXcel                                                         52.1           54.1          103.8          109.2
                                                              -----------    -----------    -----------    -----------
    Total net sales                                           $    421.0     $    471.6     $    864.4     $    960.3

Operating income (loss)
  Commercial Printing                                         $     (6.2)    $      6.5     $     (8.7)    $     12.7
  Envelope                                                          19.3           21.5           39.1           44.6
  PrintXcel                                                          5.3            5.7            9.8           11.5
                                                              -----------    -----------    -----------    -----------
    Total from operating segments                                   18.4           33.7           40.2           68.8

  Corporate services and other expenses                             (4.2)          (3.0)          (6.2)          (7.3)
  Restructuring, impairment and other charges                      (26.9)         (27.0)         (41.4)         (27.6)
  Amortization                                                      (0.5)          (4.3)          (1.0)          (8.5)
                                                              -----------    -----------    -----------    -----------
Total operating income (loss)                                 $    (13.2)    $     (0.6)    $     (8.4)    $     25.4
                                                              ===========    ===========    ===========    ===========

                                                   MAIL-WELL, INC.
                                    PRO FORMA "NEW MAIL-WELL" SEGMENT INFORMATION
                                      THREE AND SIX-MONTHS ENDED JUNE 30, 2002
                                                    (IN MILLIONS)

                                                             THREE-MONTHS ENDED JUNE 30,    SIX-MONTHS ENDED JUNE 30,
                                                             ---------------------------    -------------------------
                                                                 2002           2001           2002           2001
                                                                 ----           ----           ----           ----

    Net sales
       Commercial Printing                                    $    166.4     $    198.8     $    351.2     $    403.9
       Envelope                                                    178.1          197.2          363.3          406.2
       PrintXcel                                                    52.2           56.5          105.5          114.9
       Eliminations                                                 (2.0)          (1.2)          (3.5)          (4.1)
                                                              -----------    -----------    -----------    -----------
          Total net sales                                     $    394.7     $    451.3     $    816.5     $    920.9
                                                              ===========    ===========    ===========    ===========

    Operating income
       Commercial Printing                                    $     (6.6)    $      5.0     $     (9.2)    $     10.5
       Envelope                                                     18.2           19.6           36.5           40.6
       PrintXcel                                                     5.3            5.8            9.8           11.6
       Corporate services and amortization                          (5.3)          (7.4)          (8.5)         (15.7)
                                                              -----------    -----------    -----------    -----------
          Total operating income                              $     11.6     $     23.0     $     28.6     $     47.0
                                                              ===========    ===========    ===========    ===========

    EBITDA
       Commercial Printing                                    $        -     $     11.2     $      4.0     $     23.3
       Envelope                                                     23.0           24.7           46.2           50.8
       PrintXcel                                                     6.7            7.3           12.9           14.6
       Corporate                                                    (6.4)          (4.8)         (10.6)         (10.9)
                                                              -----------    -----------    -----------    -----------
          Total EBITDA                                        $     23.3     $     38.4     $     52.5     $     77.8
                                                              ===========    ===========    ===========    ===========

                                                           MAIL-WELL, INC.
                                   RECONCILIATION OF ACTUAL RESULTS WITH "NEW MAIL-WELL" RESULTS
                                           FOR THE THREE-MONTHS ENDED JUNE 30, 2002
                                             (MILLIONS, EXCEPT PER SHARE AMOUNTS)
SUPPLEMENTAL SCHEDULE I

                                                                                                                  THREE-MONTHS ENDED
                                                                  THREE-MONTHS ENDED JUNE 30, 2002                   JUNE 30, 2001
                                               ------------------------------------------------------------------ ------------------
                                                                               PRO-FORMA
                                                                              RESULTS FROM
                                               ACTUAL                          CONTINUING               "NEW MAIL-
                                               RESULTS        (a)       (b)    OPERATIONS      (c)         WELL"    "NEW MAIL-WELL"
                                               -------      -------    ------ ------------   -------    ----------   ---------------
Net sales                                      $ 421.0      $    -     $    -   $ 421.0      $ 26.3      $ 394.7        $ 451.3
Cost of sales and operating expenses             434.2       (26.9)         -     407.3        24.2        383.1          428.3
                                               --------     -------    ------   --------     -------     --------       --------
Operating income (loss)                          (13.2)       26.9          -      13.7         2.1         11.6           23.0
Interest and other                                19.0           -          -      19.0        (0.4)        19.4           18.6
Income taxes (benefit)                            (3.4)        1.2          -      (2.2)        1.1         (3.3)           2.1
                                               --------     -------    ------   --------     -------     --------       --------
  Income (loss) from continuing operations       (28.8)       25.7          -      (3.1)        1.4         (4.5)           2.3
Loss from discontinued operations                 (0.1)          -        0.1         -           -            -              -
Extraordinary item                                (5.4)          -        5.4         -           -            -              -
                                               --------     -------    ------   --------     -------     --------       --------
Net income (loss)                              $ (34.3)     $ 25.7     $  5.5   $  (3.1)     $  1.4      $  (4.5)       $   2.3
                                               ========     =======    ======   ========     =======     ========       ========

Earnings (loss) per share - basic              $ (0.72)                         $ (0.07)                 $ (0.10)       $  0.05
                                               ========                         ========                 ========       ========


EBITDA (PRO FORMA BEFORE RESTRUCTURE AND OTHER NON RECURRING CHARGES):
----------------------------------------------------------------------

  Continuing operations                        $  25.6                                                                  $  42.6
  Less:  Assets held for sale                      2.3                                                                      4.2
                                               --------                                                                 --------
   Total "New Mail-Well"                       $  23.3                                                                  $  38.4
                                               ========                                                                 ========

(a)  Restructuring, impairment and other non recurring charges
(b)  Loss on discontinued operations and extraordinary items, net of tax benefit
(c)  Operating results of assets held for sale

                                                           MAIL-WELL, INC.
                                    RECONCILIATION OF ACTUAL RESULTS WITH "NEW MAIL-WELL" RESULTS
                                              FOR THE SIX-MONTHS ENDED JUNE 30, 2002
                                               (MILLIONS, EXCEPT PER SHARE AMOUNTS)

SUPPLEMENTAL SCHEDULE II

                                                                                                                   SIX-MONTHS ENDED
                                                                    SIX-MONTHS ENDED JUNE 30, 2002                  JUNE 30, 2001
                                               ------------------------------------------------------------------  ----------------
                                                                               PRO-FORMA
                                                                              RESULTS FROM
                                               ACTUAL                          CONTINUING               "NEW MAIL-
                                               RESULTS        (a)       (b)    OPERATIONS      (c)         WELL"    "NEW MAIL-WELL"
                                               -------      -------    ------ ------------   -------    ----------  ---------------
Net sales                                      $ 864.4      $    -     $    -   $ 864.4      $ 47.9      $ 816.5        $ 920.9
Cost of sales and operating expenses             872.8       (41.4)         -     831.4        43.5        787.9          873.9
                                               --------     -------    ------   --------     -------     --------       --------
Operating income (loss)                           (8.4)       41.4          -      33.0         4.4         28.6           47.0
Interest and other                                34.2           -          -      34.2        (1.6)        35.8           37.0
Income taxes (benefit)                            (4.9)        4.4          -      (0.5)        2.5         (3.0)           4.6
                                               --------     -------    ------   --------     -------     --------       --------
  Income (loss) from continuing operations       (37.7)       37.0          -      (0.7)        3.5         (4.2)           5.4
Loss from discontinued operations                 (8.2)          -        8.2         -           -            -              -
Extraordinary item                               (10.1)          -       10.1         -           -            -              -
                                               --------     -------    ------   --------     -------     --------       --------
Net income (loss)                              $ (56.0)     $ 37.0     $ 18.3   $  (0.7)     $  3.5      $  (4.2)       $   5.4
                                               ========     =======    ======   ========     =======     ========       ========

Earnings per share (loss) - basic              $ (1.17)                         $ (0.02)                 $ (0.09)       $  0.11
                                               ========                         ========                 ========       ========

EBITDA (PRO FORMA BEFORE RESTRUCTURE AND OTHER NON RECURRING CHARGES):
----------------------------------------------------------------------

  Continuing operations                        $  57.2                                                                  $  85.7
  Less:  Assets held for sale                      4.7                                                                      7.9
                                               --------                                                                 --------
   Total "New Mail-Well"                       $  52.5                                                                  $  77.8
                                               ========                                                                 ========

(a)  Restructuring, impairment and other non recurring charges
(b)  Loss on discontinued operations and extraordinary items, net of tax benefit
(c)  Operating results of assets held for sale

SUPPLEMENTAL SCHEDULE III

                               MAIL-WELL, INC.
                         SCHEDULE OF CASH GENERATED
                   FOR THE SIX-MONTHS ENDED JUNE 30, 2002
                               ( IN MILLIONS)

                                                                  YEAR-TO-DATE
                                                                  ------------

EBITDA                                                            $       52.5
Cash paid for interest                                                   (27.7)
Change in working capital, excluding cash                                  6.1
Cash paid for taxes                                                       (6.4)
                                                                  -------------
  Cash from operations                                                    24.5
Capital expenditures                                                     (22.4)
Cash Restructuring                                                       (22.2)
                                                                  -------------
  Net cash used in operations                                            (20.1)

Other sources (uses) of cash:

Discontinued operations                                                   (5.3)
Debt issuance costs                                                      (16.6)
Proceeds from divestitures, net of expenses                              104.7
                                                                  -------------

Free cash flow used to reduce debt, net of cash                   $       62.7
                                                                  =============

Note: Year-to-date EBITDA and free cash flow excludes the impact of restructuring

SUPPLEMENTAL SCHEDULE IV

                                                     MAIL-WELL, INC.
                      SCHEDULE OF MANAGEMENT'S ANALYSIS OF FORECASTED 2002 "NEW MAIL-WELL" EBITDA
                                         FOR THE SIX-MONTHS ENDED JUNE 30, 2002
                                                      (IN MILLIONS)

                                                               Q1          Q2          Q3            Q4            TOTAL
                                                               --          --          --            --            -----

Prior quarter EBITDA                                            28          32          32            39

Strategic initiatives                                            4           4           4             5

Seasonality                                                      2          (1)          4            (1)

Other, net                                                      (2)         (3)         (1)           (1)
                                                              -----       -----       -----         -----

Original forecast                                               32          32          39            42             145

Variations from original forecasts:
    Sales shortfall                                             (2)         (8)         (8)           (8)
    Margins and other shortfalls                                (7)         (8)         (8)           (8)
    Incremental Strategic initiatives                            -           -           5             5
    Other improvement activities                                 -           -           3             5
                                                              -----       -----       -----         -----

Actual EBITDA and Current Forecast                              23          16          31            36             106

PrintXcel EBITDA, Actual and Forecast                            6           6           6             6              24
                                                              -----       -----       -----         -----          ------

Total New EBITDA Forecast - Midpoint                            29          22          37            42             130

Total New EBITDA Forecast - Low                                 29          22          34            40             125

Total New EBITDA Forecast - High                                29          22          42            47             140

                                    MIDPOINT FORECAST BY SEGMENT FOR "NEW MAIL-WELL"
                                        FOR THE SIX-MONTHS ENDED JUNE 30, 2002
                                                      (IN MILLIONS)

                                                               Q1          Q2          Q3            Q4            TOTAL
                                                               --          --          --            --            -----

Envelope                                                        23          23          30            34             110

Commercial Print                                                 4           -           9             8              21

PrintXcel                                                        6           6           6             6              24

Corporate                                                       (4)         (7)         (7)           (7)            (25)
                                                              -----       -----       -----         -----          ------

  Total                                                         29          22          38            41             130

                                                     ENVELOPE STRATEGIC UPDATE
             EMERGING RESULTS DEMONSTRATE THAT THE STRATEGIC INITIATIVES ARE ON TRACK TO MEET AND EXCEED EXPECTATIONS
-----------------------------------------------------------------------------------------------------------------------------------

                        OPPORTUNITY
STRATEGIC INITIATIVES    (EBITDA)             ACTIONS COMPLETE TO DATE                              EMERGING RESULTS

-----------------------------------------------------------------------------------------------------------------------------------

                                     o  8 of the original 9 plants identified     o  On track to exceed previously announced
                                        closed - Omaha, Allentown, IEC Santa Fe      $12MM in EBITDA by 12/31/02
                                        Springs, Murray, Portland, Chicago        o  Achieved savings expected to exceed $20MM
                                        (Elston), Phoenix(Wisco) and Boston          in 2002
CONSOLIDATION              $20MM        - only Nashville remains to be closed     o  100% of annualized savings run rate is being
                                     o  One additional facility closed -             realized to date
                                        Omemee (Canada)                           o  75% of consolidating plants are exceeding
                                     o  Monthly monitoring and tracking              their savings goals
                                        system in place                           o  Nashville consolidation at least 60% complete

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                                     o  Regional organization charts redesigned
                                        and redundant positions eliminated
REGIONALIZATION                      o  Regional shared services transition
                                        underway

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                                     o  New cost system live in 8 plants as       o  Progressing against plan to deliver previously
                                        originally scheduled                         announced EBITDA run rate improvement of
                                     o  New pricing tools and procedures             $6.6MM
                                        in place in 8 plants                      o  New cost standards and allocation methodology
PRICING                              o  Sales force compensation system              has created greater consistency across plants
                                        revised to incorporate                    o  Development of production standards has
                                        changes in new costing system                improved predictability of actual job costs
                                     o  New system is in place across all
                                        plants at beginning of Q3

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                                     o  Wave I Best Practices documented and      o  Wave I initiatives on track to deliver $5MM
                                        distributed; change teams operating in       benefits in 2002; $7MM annualized
                                        all plants                                o  Full contribution from Wave I to be
                                        >  Waste reduction                           realized at beginning of Q3
                                        >  Parts, repairs & maintenance (PRM)     o  Current initiatives are standardizing
BEST PRACTICES             $8MM      o  Tracking software for PRM acquired,          business practices across plants
                                        local inventories done                    o  Savings identified from Wave II initiatives
                                     o  Wave I Quick hits nearing full capture       will drive total Best Practice savings
                                     o  Wave II focus identified - machine           above the $8MM threshold
                                        productivity and labor management

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




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
                                              PRINT GROUP - STRATEGIC UPDATE
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

 EDGE INITIATIVES                       ACTIONS TAKEN AT PLANTS                                    EMERGING RESULTS

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
                        o  Developed and rolled out operating best practices      o  $6.5MM savings achieved through Jun '02
                           in scheduling, pre-press, press and bindery            o  $24MM Target run rate achieved in Jun '02
                                                                                  o  Print-wide chargeability has increased from
   INSTITUTE BEST                                                                    baseline of 74% (Jul '01) to 83% (Jun '02)
PRACTICE TRANSFER IN  ------------------------------------------------------------------------------------------------------------
   OPERATIONS AND       o  Rolled out Customer Service Team (CST) to better       o  3 plants left to be implemented
  CUSTOMER SERVICE         service customers, enhance MWL's value proposition     o  Internal surveys at pilot plants indicate 50-
       TEAMS               and support the sales force                               60% of sales force have more time to focus
                                                                                     on customer calls and relationship building;
                                                                                     customer surveys are pending
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                        o  Installed and trained estimators in updated cost and   o  $1.3MM savings achieved through Jun '02
                           estimating standards, reflecting production reality    o  $3.9MM run rate achieved in Jun '02
   INSTALL PRICING      o  Implemented processes to ensure collection on          o  $5MM target run rate to be achieved starting
    DISCIPLINE AND         changes in specifications, and extras                     Nov '02
      INCREASE          o  Trained sales managers in new pricing and              o  Significant improvements in collections of
    PROFITABILITY          authorization guidelines which will better leverage       change orders and press overs
                           knowledge of actual costs and market dynamics, and     o  Improved cash flow through reduced billing
                           free manager time for sales activities                    cycle
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                        o  Realigned go-to-market (GTM) focus on target           o  $0.7MM savings achieved through Jun '02
                           customers                                              o  $0.8MM Target run rate achieved in Jun '02
   ALIGN TO TARGET      o  Trained sales force in structured account              o  100% of plants completed
  CUSTOMER SEGMENTS        acquisition, retention and planning process which      o  Work underway to reinforce principles within
                           prioritizes by customer profitability and potential       plants to drive revenue
                                                                                  o  Top-line financial benefits diminished by
                                                                                     market downturn
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